WADDELL & REED ADVISORS FUNDS

Supplement dated March 10, 2006
to the
Statement of Additional Information for

Waddell & Reed Advisors Continental Income Fund, Inc. (October 31, 2005)
Waddell & Reed Advisors International Growth Fund, Inc. (October 31, 2005)
Waddell & Reed Advisors New Concepts Fund, Inc. (October 31, 2005)
Waddell & Reed Advisors Retirement Shares, Inc. (October 31, 2005)
Waddell & Reed Advisors Vanguard Fund, Inc. (October 31, 2005)
Waddell & Reed Advisors Funds, Inc. (January 31, 2006)
Waddell & Reed Advisors Fixed Income Funds, Inc. (January 31, 2006)
Waddell & Reed Advisors Global Bond Fund, Inc. (January 31, 2006)
Waddell & Reed Advisors High Income Fund, Inc. (January 31, 2006)
Waddell & Reed Advisors Municipal Bond Fund, Inc. (January 31, 2006)
Waddell & Reed Advisors Municipal High Income Fund, Inc. (January 31, 2006)

The following replaces the last paragraph of the disclosure for Illiquid Securities in the section entitled Specific Securities and Investment Practices:

If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

The following replaces the corresponding section of the non-fundamental investment restrictions in the section entitled Investment Restrictions and Limitations:

The Fund may not purchase a security if, as a result, more than 15% of its net assets would consist of illiquid securities. Illiquid securities are securities that cannot be sold or otherwise disposed of in the ordinary course of business within seven days at approximately the price at which they are valued.